QuadraMed®

Quality Care. Financial Health.

QuadraMed

Quality Care. Financial Health.

Confidential & Proprietary UBS Global Healthcare Services Conference Grand Hyatt, New York City Keith Hagen CEO February 11, 2008 Amex: QD William Blair Health Care IT Index (WBHCIT) Exhibit 99.2

Slide 2
Confidential & Proprietary
Safe Harbor Statement
Safe Harbor Statement
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 by QuadraMed that are subject to risks and uncertainties. The words "believe," "expect," "anticipate,"
"intend," "plan," "estimate," "may," "should," "could," and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement except as required by law. QuadraMed advises investors that it discusses risk factors and uncertainties that could cause
QuadraMed’s actual results to differ from forward-looking statements in its periodic reports filed with the Securities and Exchange Commission ("SEC").
QuadraMed’s SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC’s
EDGAR Database at
www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).
Cautionary Statement on Risks Associated with
QuadraMed's Forward-Looking Statements

Slide 3
Confidential & Proprietary
Use of EBITDA and Non-
GAAP Measurements
Use of EBITDA and Non-
GAAP Measurements
The Company’s presentations of EBITDA, adjusted EBITDA and other Non-GAAP financial measurements from time to time, and the reconciliations of those items to the most directly comparable GAAP financial measure with equal or greater prominence as the non-GAAP financial measures, have been prepared in direct response to questions from its investors and other interested parties. The
Company believes it is important to provide these measurements and reconciliations, so that all interested parties will benefit from the disclosures and reconciliations, through a straightforward and unambiguous presentation. The
Company believes that the presentation of EBITDA and the other non-GAAP financial measures is useful because it allows users of the financial information to evaluate its performance for different periods on a more comparable basis by excluding items that are unique in nature such as non-cash compensation (the costs of employee stock options and restricted stock), or items that do not relate to the ongoing operation of its core business. The reconciliations of EBITDA and adjusted EBITDA measurements presented herein to the most directly comparable GAAP financial measure with equal or greater prominence, are shown at the end of this presentation on a slide entitled "Reconciliation of
EBITDA and Non-GAAP Measurements”.

Slide 4 Confidential & Proprietary QuadraMed Agenda QuadraMed Agenda QuadraMed Who we are Our Market How we compete Impact of strategic acquisition Market Opportunity Financials Summary

Slide 5
Confidential & Proprietary
QuadraMed's
Healthcare Mission
QuadraMed's
Healthcare Mission
To advance the success of
healthcare organizations
through IT solutions that
leverage quality care
into
positive financial
outcomes.

Slide 6
Confidential & Proprietary
QuadraMed Key Assets
QuadraMed Key Assets
Healthcare information technology company selling
enterprise wide products and services to hospitals
across North America
Access Management/Identity Management
Care Management
Health Information Management
Revenue Cycle Management
Large and loyal install base
Approximately 66% of revenue is recurring
Significant vertical sales opportunity
Acquisition of competitive clinical product offering
Industry leading applications across portfolio
Strong balance sheet

Slide 7
Confidential & Proprietary
Solving Healthcare Challenges
Solving Healthcare Challenges
Reduce medical errors
•Enhance quality of medical
decision making
•Improve outcomes
•Access & availability of
data
Control Healthcare Costs
Consumerism
Protect Patient Privacy
Closed Loop Medication Administration
Full Function CPOE
Advanced Clinical Decision Support
QuadraMed Solutions
Access & Identity Management
Patient Revenue Management
Web Portal & Kiosk Scheduling
System Audit and Security Tools
Electronic Medical Record/eHIM
Advanced Coding and Compliance Tools
Evolving Market Trends

"Next generation clinical and financial information systems must address RCM from a care-based perspective in order for organizations to fully realize their revenue potential as the paradigm of reimbursement shifts to payment based on quality and performance."

Source: HIMSS Analytics 2007

Slide 8
Confidential & Proprietary
The
“
Care-Based Revenue Cycle™
”
process defines how
healthcare organizations can leverage quality of care into
positive financial outcomes using industry leading and award winning solutions from QuadraMed.
Enables the Process with:
Access Management
Revenue Cycle Management
Health Information Management
Care Management
Administrative Reporting
QuadraMed Strategy
QuadraMed Strategy
Quote source: 2007 HIMSS Analytics Report:
Care-Based Revenue Cycle Management Report,
sponsored by QuadraMed Corporation

Access & Identity Management	Care Management	Health Information Management	Financial Management
Registration	Pharmacy	Abstracting	Patient Accounting
PreciseID	Integrated Med Mgmt	DRG Case Mix	EDI 270/271
MPISpy	Bar Code Med Admin	eSignature	EDI 835
SmartMerge	Nursing	Chart Completion	Cost Profit Analysis
SmartID	Clinical Decision Support	Chart Locator	Electronic Doc Mgmt
Affinity Scheduling	Clinical Desktop Application	Release of Information	Account Workflow
TempusOne Scheduling	Care Planning	Correspondence Mgmt	Central Business Office
CMPI	CPOE	Electronic Doc Mgmt	Contract Management
	Laboratory	Coding	Performance Measurement
	Radiology	Compliance	Insight EIS
	Mammography	Workflow	
	Ctrl'ed Med Vocabulary	COPE	
	Emergency Services		
	Diagnostic Services		
	Respiratory Therapy		
	Clinical Pathways		
	Acuity Plus		

QuadraMed

Slide 9 Confidential & Proprietary Broad Product Portfolio

Slide 10
Confidential & Proprietary
Proven / Scalable Sales
Distribution Channel
Proven / Scalable Sales
Distribution Channel
Focus on North America
Enterprise Account Executive program
Large Clients
Retention
Solution Oriented
Federal Government sales and service
Regional approach for all other sales
Four Regions
Twenty Territories
Canada
Achieved internal sales goals 3 years in a row

Slide 11 Confidential & Proprietary QuadraMed Agenda QuadraMed Agenda QuadraMed Who we are Our Market How we compete Impact of strategic acquisition Market Opportunity Financials Summary

Slide 12
Confidential & Proprietary
Sept 2007 Strategic Acquisition
Sept 2007 Strategic Acquisition
Competitive Clinical Functionality
Participate in Robust CIS Market
Added Experienced Staff
Sales, Services, Development
Expand Our Existing Technology Platform
Familiarity with Misys and QCPR
Former Misys Executives
Operational Integration Already In Place
Increase “Enterprise” Client Base

LA DHS
Los Angeles County Department of Health Services

Orlando Regional Healthcare

Henry Ford Health System

Daughters of Charity Health System

University of Maryland Medical Center
1.800.492.5538 www.umm.edu

INOVA HEALTH SYSTEM

Sibley Memorial Hospital
Sibley.org

HHC NEW YORK CITY HEALTH AND HOSPITALS CORPORATION

Mayo Health System

University Health Network

United States Department of Veterans Affairs

QuadraMed
Quality Care. Financial Health.

Slide 13 Confidential & Proprietary Key Clients Key Clients

Slide 14
Confidential & Proprietary
Driver For Revenue Growth
Driver For Revenue Growth
Targeted top-line organic revenue goal to
meet or exceed market growth
Leverage Existing Distribution Channel And
Client Relationships
Regained Clinical Competitiveness
Target Existing Client Sites for Migration
~50 Existing Legacy Clients Targeted
TCV ~ $2M - $5M per Unit
Large Outliers at >$10M
Launch QCPR Smart Start
™

Slide 15
Confidential & Proprietary
CIS Market Opportunity
CIS Market Opportunity
Hospitals >200 Beds
1,666 Surveyed
226 w/o CIS
Hospitals <200 Beds
4,406 Identified
2,660 w/o CIS or Not
confirmed
Recent KLAS Study* Shows Small Hospitals As
Growth Target
*KLAS Nov. 2007 Clinical Market Share Report
Small Hospital CIS TCV ~$1.5M - $2.5M per Deal

Sibley
Memorial
Hospital
EMERGENCY
MAIN
ENTRANCE

QuadraMed
Quality Care. Financial Health.

Slide 16 Confidential & Proprietary Early Win Early Win Within 4 months of acquisition Sibley Memorial Hospital Existing QuadraMed Client Signed $4.75M contract for QCPR

Slide 17 Confidential & Proprietary QuadraMed Agenda QuadraMed Agenda QuadraMed Who we are Our Market How we compete Impact of strategic acquisition Market Opportunity Financials Summary

$93M
$84M
$64M
$67M
(in millions)
2004
2005
2006
2007

QuadraMed
Quality Care. Financial Health.

Slide 18 Confidential & Proprietary Sales Bookings Growth 2007 includes $8M QCPR sales prior to acquisition

Revenue
Adjusted EBITDA
Cash and Investments
$124.8
-$27.1
$23.8
$122.3
$7.1
$34.4
$125.2
$19.8
$44.5
2004
2005
2006

QuadraMed
Quality Care. Financial Health.

Slide 19
Confidential & Proprietary
Historical Financial Results
Historical Financial Results
$5.0M share buy back initiated 12/17/07
As of 2/8/08; $1.5M utilized and over 776,000 shares re-
purchased
Notes:
No Debt
Adjusted EBITDA : see appendix

Slide 20
Confidential & Proprietary
Financial Projections
Financial Projections
2007
Revenue $132.5M - $135.5M
5.5% - 8.2% YOY Revenue growth
Adjusted EBITDA margin low double digits
2008
Revenue $146M - $152M
~10% YOY Revenue growth
Adjusted EBITDA margin low double digits
Future Accounting for NOL

Slide 21 Confidential & Proprietary QuadraMed Agenda QuadraMed Agenda QuadraMed Who we are Our Market How we compete Impact of strategic acquisition Market Opportunity Financials Summary

Slide 22
Confidential & Proprietary
2008 Initiatives
2008 Initiatives
Leverage Large Install Base with Increased
Cross-Selling Efforts
Affinity migrations to QCPR
Other QuadraMed products to QCPR clients
Continued Growth of New Sales Bookings
Focus on new QCPR success
Leverage full Care-Based Revenue Cycle
Continued Market Penetration in all Segments
Continue Investment in Product Development
Successful Execution With TCS

Slide 23
Confidential & Proprietary
QuadraMed Advantage
QuadraMed Advantage
Proven Success
Positioned for Organic Growth
Competitive Clinical Product Rounds Out
Care-Based Revenue Cycle
tm
Offering
Large and Loyal Client Base
Vertical Sales Opportunities
Solid Recurring Revenue Base
“Core-vendor” Footprint Not Easily Displaced
Industry Trends Support our Focus

QuadraMed®

Quality Care. Financial Health.

QuadraMed

Quality Care. Financial Health.

Slide 24 Confidential & Proprietary Keith Hagen CEO AMEX: QD WWW.QUADRAMED.COM Thank You Thank You

Keith B. Hagen
CEO

Keith B. Hagen was named President and Chief Executive Officer of QuadraMed in September of 2005.
Keith has more than 22 years of healthcare information technology and operational experience.

Jim Klein
Senior Vice President & CTO

A nationally recognized expert in the area of healthcare information technology, Jim Klein was appointed to his current position with QuadraMed in August 2005.
Mr. Klein has more than 25 years experience in the industry.

Steven Russell
Senior Vice President Corporate Development

Steven rejoined QuadraMed in November 2005.
Steven has over 20 years of health care sales and marketing and operations experience in the health care information technology and health care services business industries.

Linda Baum
Senior Vice President Customer Services

Linda joined the QuadraMed Management Team in 2003, and accepted her current position in 2005.
Linda has more than 30 years of industry related experience.

Brook Carlon
Senior Vice President Human Resources

Brook Carlon was named Senior Vice President, Human Resources in May of 2007.
Brook has more than 15 years of human resources experience.

David Piazza
CFO

David L. Piazza became our Chief Financial Officer, Executive Vice President, Corporate Secretary and Treasurer in August 2005. Mr. Piazza joined the Company in October 2003 as Vice President of Finance.
Dave has twenty years of experience in the telecommunications sector, where he has worked with both public and private companies.

Joseph I. Bormel, MD, MPH
Chief Medical Officer

Joe joined QuadraMed in August 2001 and has more than **20 years experience in healthcare technology.**

Jason Cline
Senior Vice President Product Development

Jason rejoined QuadraMed in August 2006 as Vice president of Product Development and took the role as Senior Vice President of Product Development in February 2008.
Jason has more than nine years of Health Care IT experience

Jim Milligan
Senior Vice President Sales and Government Services

Jim joined QuadraMed 2001.
Jim has over 20 years of Hospital and physician information systems experience.

adraMed
Quality Care. Financial Health.

Slide 25 Confidential & Proprietary Appendix: Management Team Appendix: Management Team

Slide 26
Confidential & Proprietary
Appendix: Reconciliation of EBITDA and Non-GAAP
Measurements
Appendix: Reconciliation of EBITDA and Non-GAAP
Measurements
12 months 12 months 12 months
ended ended ended
12/31/06 12/31/05 12/31/04
unaudited unaudited unaudited
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
Net income (loss), as reported on Form 10-K $11,945 ($3,938) ($41,829)
Adjustments to Net Income for EBITDA
  Interest Expense $379 $607 $4,814
  Interest Income ($1,746) ($749) ($481)
  Benefit (provision) for Income Taxes $342 $277 ($175)
  Depreciation and Amortization $7,983 $10,880 $10,540
Subtotal Non-GAAP Adjustments for EBITDA 6,958                  11,015         14,698
EBITDA $18,903 $7,077 ($27,131)
Adjustments to EBITDA
  Non-cash Compensation $879 $0 $0
Adjusted  Non-GAAP EBITDA $19,782 $7,077 ($27,131)
Adjusted Non-GAAP EBITDA % 16% 6% -22%
$ in thousands
The Company’s presentations of EBITDA, adjusted EBITDA and other Non-GAAP financial measurements from time to time, and the reconciliations of those items to the most directly comparable GAAP financial measure with equal or greater prominence as the non-GAAP financial measures, have been prepared in direct response to questions from its investors and other interested parties.  The Company believes it is important to provide these measurements and reconciliations, so that all interested parties will benefit from the disclosures and reconciliations, through a straightforward and unambiguous presentation.  The Company believes that the presentation of EBITDA and the other non-GAAP financial measures is useful because it allows users of the financial information to evaluate its performance for different periods on a more comparable basis by excluding items that are unique in nature such as non-cash compensation (the costs of employee stock options and restricted stock), or items that do not relate to the ongoing operation of its core business.